UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 17, 2008
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51602	20-5715943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri		63368
(Address of principal executive offices)		(Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release

Item 8.01.	Other Events.
     On April 17, 2008, Synergetics USA, Inc. (the “Company”) issued a press release announcing that it has filed a civil, antitrust lawsuit in the United States District Court for the Southern District of New York against Alcon, Inc. and its primary operating subsidiary in the U.S., Alcon Laboratories, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Synergetics USA, Inc. dated April 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 21, 2008

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Gregg D. Scheller
Name:	Gregg D. Scheller
Title:	President and Chief Executive Officer

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